MuniEnhanced
Fund, Inc.







FUND LOGO







Semi-Annual Report

July 31, 1995

Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha,  Director
Robert R. Martin, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MEN





This report, including the financial information herein, is transmitted to the shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.

MuniEnhanced
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011











MuniEnhanced Fund, Inc.


The Benefits and
Risks of
Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




TO OUR SHAREHOLDERS

For the six-month period ended July 31, 1995, the Common Stock of MuniEnhanced Fund, Inc. earned $0.363 per share income dividends, representing a net annualized yield of 6.28%, based on a month-end per share net asset value of $11.67. Over the same period, total investment return on the Fund's Common Stock was +8.10%, based on a change in per share net asset value from $11.17 to $11.67, and assuming reinvestment of $0.366 per share income dividends.

For the six-month period ended July 31, 1995, the Fund's Preferred Stock had an average dividend yield as follows: Series A, 4.24%;
Series B, 3.70%; and Series C, 3.99%.

The Environment
Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

The Municipal Market
Throughout most of the six months ended July 31, 1995, the tax-exempt bond market continued the improvement it began at the end of 1994. Amid signs that the strong economic growth seen in the latter half of 1994 had been severely curtailed by the Federal Reserve Board's series of interest rate increases, investor confidence rose and bond yields fell. By early June, long-term, A-rated uninsured municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, had declined approximately 85 basis points (0.85%) to 5.94%. Subsequently, investor confidence waned as economic indicators signaling a potentially resurgent economy were released in late June and in July. Municipal bond yields rose for the remainder of the six-month period, ending July at 6.27%. Despite the increase in yields in July, tax-exempt bond yields are now over 100 basis points lower than their recent highs of November 1994. US Treasury bonds exhibited a similar pattern of volatility over the last six months, although the extent of their decline was more significant. At the end of July 1995, the 30-year US Treasury bond yielded 6.85%, declining over 130 basis points from their highs of last November. Municipal bonds have underperformed US Treasury securities for a number of reasons. The record highs of the US equity market have continued to attract retail investors seeking further capital gains. Investor demand has also been diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%--7.00% range six to seven months ago have demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason by far for the tax-exempt market's recent underperformance has been concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded.

The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months has totaled approximately $71 billion, or a decline of over 20% compared to the corresponding period in 1994. In recent months, however, municipalities issued approximately $41 billion in new securities, which represents only a 6% decline versus the same period a year earlier. Investor demand has remained muted in recent months despite significant funds available to investors. By the end of July investors, both individual and institutional, are expected to have received as much as $80 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months, largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year has evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long-term revenue bonds have yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value.

Current tax-exempt yield levels appear to be overcompensating for any proposed changes in tax law that can reasonably be expected to be enacted. As Congressional hearings on this matter would continue into 1996, and the revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields would quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Portfolio Strategy
During the six-month period ended July 31, 1995, we sold many high-coupon, short-duration bonds which were replaced with lower-coupon, long-duration bonds without giving up yield for our shareholders. As the municipal market continued to perform well, we then sold these bonds at higher levels, replacing them with even higher-performing bonds. We did this to seek to enhance our shareholders' total return while balancing the Fund to give an attractive yield. Despite some volatility in the marketplace, the Fund was able to offer shareholders an attractive total return for the first six months of 1995.

While the overall supply of municipal bonds remains thin, we continue to emphasize credit quality in our investments. As detailed in the Fund's prospectus, the portfolio must have at least 80% of its holdings covered by insurance guaranteeing the timely payment of principal at maturity and interest. Of this 80%, we strive to invest in quality bonds that will outperform the market over time and thus afford our shareholders as high a level of current tax-exempt income as possible.

In Conclusion
We appreciate your ongoing interest in MuniEnhanced Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President and Portfolio Manager






August  29, 1995

Portfolio
Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT                 Alternative Minimum Tax (subject to)
COP                 Certificates of Participation
GO                  General Obligation Bonds
HDA                 Housing Development Authority
HFA                 Housing Finance Agency
IDB                 Industrial Development Board
IRS                 Inverse Rate Securities
PCR                 Pollution Control Revenue Bonds
RAW                 Revenue Anticipation Warrants
S/F                 Single-Family
UPDATES             Unit Priced Demand Adjustable Tax-Exempt Securities
UT                  Unlimited Tax
VRDN                Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
                S&P       Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Alabama--0.5%   AAA       Aaa    $  2,500   Huntsville, Alabama, Health Care Authority, Health Care
                                            Facilities Revenue Bonds, Series B, 6.625% due 6/01/2023 (c)        $  2,611


Alaska--1.8%    A+        Aa1       3,000   Alaska State Housing Finance Corporation, Revenue Refunding
                                            Bonds (Insured Mortgage Program), First Series, 7.75% due
                                            12/01/2014                                                             3,191
                AA-       A1        5,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                            (Sohio Pipeline), 7.125% due 12/01/2025                                5,406


Arizona--1.0%   A1+       P1        4,800   Maricopa County, Arizona, Pollution Control Corporation,
                                            PCR, Refunding (Arizona Public Service Co.), VRDN, Series B,
                                            3.85% due 5/01/2029 (a)                                                4,800

Arkansas--0.5%  AAA       Aaa       2,355   Little Rock, Arkansas, School District, Refunding, 5.50%
                                            due 1/01/2020 (d)                                                      2,219


California      A1        VMIG1++     400   California Pollution Control Financing Authority,
--11.2%                                     PCR (Southern California Edison), VRDN, Series A, 4.15%
                                            due 2/28/2008 (a)                                                        400
                                            California State, Public Works Board, Lease Revenue Bonds:
                AAA       Aaa       2,825     (Department of Justice Building), 5.625% due 5/01/2020 (f)           2,637
                AAA       Aaa       2,000     (Various University of California Projects), Series A,
                                              6.40% due 12/01/2016 (d)                                             2,051
                A-        A1        2,500     (Various University of California Projects), Series B,
                                              6.625% due 12/01/2019                                                2,573
                SP-1      MIG1++    3,650   California State, RAW, Series C, 5.75% due 4/25/1996                   3,701
                AAA       Aaa       5,000   Central Coast Water Authority, California, Revenue Bonds
                                            (State Water Project Regional Facilities), 6.60% due
                                            10/01/2022 (d)                                                         5,227
                AAA       Aaa       4,450   Compton, California, Community Redevelopment Agency, Tax
                                            Allocation Refunding Bonds (Walnut Industrial Park),
                                            Series A, 7.50% due 8/01/1999 (d)(h)                                   5,054
                A+        A1        2,500   Contra Costa County, California, COP, 6.50% due 8/01/2019              2,516
                AAA       Aaa       4,000   East Bay, California, Municipal Utility District, Wastewater
                                            Treatment System Revenue Bonds, 6.375% due 6/01/2021 (d)               4,105
                AAA       Aaa       2,000   Irvine, California, Unified School District, Special Tax
                                            Community Facilities Bonds (District No. 86-1), Series A,
                                            8.10% due 11/15/2013 (c)                                               2,257
                AAA       Aaa       7,500   Los Angeles, California, Department of Water and Power,
                                            Electric Plant Revenue Refunding Bonds (Second Issue),
                                            5.25% due 11/15/2026 (b)                                               6,585
                AAA       Aaa       8,235   Los Angeles County, California, Transportation Commission,
                                            Sales Tax Revenue Refunding Bonds, AMT, Series B, 6.50%
                                            due 7/01/2015 (b)                                                      8,639
                AAA       Aaa       1,500   M-S-R Public Power Agency, California, Revenue Bonds
                                            (San Juan Project), Series E, 6.50% due 7/01/2017 (c)                  1,564
                AAA       Aaa       1,500   Northern California Transmission Revenue Bonds (California-
                                            Oregon Transmission Project), Series A, 6.50% due 5/01/2016 (c)        1,551
                AAA       Aaa       4,210   San Francisco, California, City and County Airports,
                                            Commission International Airport Revenue Bonds, AMT,
                                            Second-Series, Issue 6, 6.60% due 5/01/2024 (d)                        4,455
                AAA       Aaa       2,000   Santa Clara County, California, Financing Authority,
                                            Lease Revenue Bonds (VMC Facility Replacement Project),
                                            Series A, 6.75% due 11/15/2020 (d)                                     2,120

Colorado--2.9%                              Adams County, Colorado, School District No. 012,
                                            Series A, UT (c)(m):
                AAA       Aaa       5,000     5.90% due 12/15/2011                                                 1,905
                AAA       Aaa       3,000     5.95% due 12/15/2012                                                 1,071
                NR*       Aa        3,600   Colorado, HFA, S/F Project, Senior Series C-1, AMT,
                                            7.65% due 12/01/2025                                                   3,957
                AAA       Aaa       4,300   Colorado Springs, Colorado, Hospital Revenue Refunding
                                            Bonds, 6% due 12/15/2024 (c)                                           4,253
                AAA       Aaa       2,750   Douglas County, Colorado, School District No. 1 (Douglas
                                            and Elbert Counties Improvement Project), Series A,
                                            6.50% due 12/15/2016 (c)                                               2,918


Connecticut     A1+       VMIG1++     100   Connecticut State Development Authority, PCR, Refunding
--1.2%                                      (Western Massachusetts Electric Co.), VRDN, Series A,
                                            3.65% due 9/01/2028 (a)                                                  100
                AA-       A1        2,000   Connecticut State Health and Educational Facilities
                                            Authority Revenue Bonds (Nursing Home Program), 7.125%
                                            due 11/01/2024                                                         2,214
                AAA       Aaa       3,500   Connecticut State Special Tax Obligation Revenue Bonds,
                                            Series B, 6.25% due 10/01/2014 (b)                                     3,610


Delaware--0.5%  AAA       Aaa       2,000   Delaware Transportation Service Authority Revenue Bonds,
                                            7% due 7/01/2013 (b)                                                   2,208


Florida--2.5%   AAA       Aa1       1,450   Florida, HFA, S/F Mortgage, Refunding, AMT, Series B,
                                            6.55% due 7/01/2017 (g)                                                1,479
                A1+       VMIG1++  10,590   Saint Lucie County, Florida, PCR, Refunding (Florida
                                            Power and Light Co.  Project), VRDN, Refunding, 3.85%
                                            due 1/01/2026 (a)                                                     10,590


Georgia--6.7%   A1        VMIG1++   4,200   Burke County, Georgia, Development Authority, PCR
                                            (Georgia Power Company-Plant Vogtle Project), VRDN,
                                            3.85% due 7/01/2024 (a)                                                4,200
                                            Georgia Municipal Electric Authority, Power Revenue Bonds:
                AAA       Aaa      10,500     Refunding, Series B, 5.70% due 1/01/2019 (b)                        10,093
                AAA       Aaa       1,500     Refunding, Series Z, 5.50% due 1/01/2020 (c)                         1,404
                AAA       Aaa       7,725     Series EE, 7% due 1/01/2025 (d)                                      8,809
                AAA       Aaa       3,500   Metropolitan Atlanta, Rapid Transit Authority, Georgia,
                                            Sales Tax Revenue Bonds, Second Indenture, Series A, 6.90%
                                            due 7/01/2020 (c)                                                      3,815
                AAA       Aaa       3,000   Municipal Electric Authority of Georgia, Project 1,
                                            Sub-Series A, 6.50% due 1/01/2026 (d)                                  3,117
                AAA       Aaa       1,000   Municipal Electric Authority of Georgia, Split Obligation,
                                            Third Crossover, 6.60% due 1/01/2018 (c)                               1,089


Hawaii--3.9%    AAA       Aaa      11,250   Hawaii State Airport System Revenue Bonds, AMT, Second Series,
                                            7.50% due 7/01/2020 (b)                                               12,390
                AAA       Aaa       6,070   Hawaii State Department of Budget and Finance, Special
                                            Purpose Mortgage Revenue Bonds (Hawaiian Electric
                                            Company), AMT, Series C, 7.375% due 12/01/2020 (c)                     6,683

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P       Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Illinois--3.6%  AAA       Aaa     $ 2,240   Cook County, Illinois, Chicago Community College
                                            District No. 508, COP, UT, 8.75% due 1/01/2007 (b)                  $  2,886
                AAA       Aaa       3,000   Illinois Health Facilities Authority Revenue Bonds
                                            (Servantcor Project), Capital Guaranty, Series A,
                                            6.375% due 8/15/2021                                                   3,037
                AAA       Aaa       9,115   Regional Transportation Authority, Illinois, Series A,
                                            7.20% due 11/01/2020 (d)                                              10,488
                A1+       VMIG1++   1,300   Southwestern Illinois, Development Authority Solid
                                            Waste Disposal Revenue Bonds (Shell
                                            Oil Co.--Wood River Project), VRDN, AMT, 3.90% due
                                            4/01/2022 (a)                                                          1,300


Indiana--0.6%   NR*       Aaa       2,770   Indiana State HFA, S/F Mortgage Revenue Bonds (Home
                                            Mortgage Program), AMT, Series B-2, 7.80% due 1/01/2022 (l)            2,933


Iowa--0.7%      NR*       Aaa       3,260   Iowa Finance Authority, S/F Mortgage Revenue Bonds,
                                            AMT, Series A, 7.90% due 11/01/2022 (l)                                3,459


Kansas--1.8%    AAA       Aaa       5,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and
                                            Electric Company Project), 7% due 6/01/2031 (c)                        6,023
                AAA       Aaa       2,500   Wamego, Kansas, PCR, Refunding (Kansas Gas and Electric
                                            Company Project), 7% due 6/01/2031 (c)                                 2,751


Kentucky--5.0%  AAA       VMIG1++     400   Daviess County, Kentucky, Solid Waste Disposal Facility
                                            Revenue Bonds (Scott Paper Company Project), VRDN, AMT,
                                            Series A, 4% due 5/01/2024 (a)                                           400
                                            Louisville and Jefferson County, Kentucky, Metropolitan
                                            Sewer District, Revenue Refunding Bonds (c):
                AAA       Aaa      14,495     5.30% due 5/15/2019                                                 13,268
                AAA       Aaa       7,235     Series A, 5.50% due 5/15/2021                                        6,799
                AAA       Aaa       4,250     Series B, 5.50% due 5/15/2023                                        3,986

Louisiana--1.5% NR*       VMIG1++   1,000   Calcasieu Parish Incorporated, Louisiana, IDB, Environmental
                                            Revenue Bonds (CITGO Petroleum Corp. Project), VRDN, AMT,
                                            4.05% due 12/01/2024 (a)                                               1,000
                                            Louisiana Public Facilities Authority, Revenue Bonds:
                AAA       Aaa       1,500     (General Health Inc. Project), 6.375% due 11/01/2024 (c)             1,527
                AAA       Aaa       4,340     Refunding (Jefferson Parish Eastbank Project), 7.70%
                                              due 8/01/2010 (b)                                                    4,880


Maine--0.6%     AA-       A1        3,000   Maine State Housing Authority, Mortgage Purchase Revenue
                                            Bonds, AMT, Series C-2, 6.875% due 11/15/2023                          3,071


Massachusetts   AAA       Aaa       3,000   Massachusetts Bay Transportation Authority, COP, Series A,
--2.5%                                      7.65% due 8/01/2000 (f)(h)                                             3,471
                AAA       Aaa       4,300   Massachusetts State, HFA, Housing Revenue Refunding Bonds
                                            (Insured Rental), AMT, Series A, 6.75% due 7/01/2028 (d)               4,403
                AAA       Aaa       2,500   Massachusetts State Port Authority Revenue Bonds, AMT,
                                            Series A, 7.50% due 7/01/2020 (b)                                      2,754
                AAA       Aaa       1,500   Massachusetts State, Water Resource Authority, General
                                            Purpose, Revenue Refunding Bonds, Series B, 5.50% due
                                            3/01/2017 (c)                                                          1,403


Michigan--4.3%  AAA       Aaa       4,985   Eaton Rapids, Michigan, Public Schools (Building),
                                            UT, 5.625% due 5/01/2025 (c)                                           4,713
                AAA       Aaa       8,700   Livonia, Michigan, Public Schools District, Crossover
                                            Refunding Bonds, 5.50% due 5/01/2021 (b)(j)                            8,111
                AAA       Aaa       4,500   Michigan State Trunk Line Bonds, Series A, 5.75% due
                                            11/15/2020 (b)                                                         4,315
                AAA       Aaa       3,000   Monroe County, Michigan, PCR (Collateral--Detroit
                                            Edison Company Project), AMT, Project 1, 7.65% due
                                            9/01/2020 (b)                                                          3,352


Minnesota       AA-       A1          100   Minneapolis, Minnesota, Community Development Agency,
--0.6%                                      PCR (Collateral--Northern States Power Co. Project),
                                            VRDN, 3.95% due 3/01/2011 (a)                                            100
                AAA       Aaa       3,000   Southern Minnesota, Municipal Power Agency, Power Supply
                                            Systems, Revenue Bonds, Series A, 5.75% due 1/01/2018 (c)              2,912


Mississippi     NR*       P1          100   Jackson County, Mississippi, Port Facility Revenue
--0.7%                                      Refunding Bonds (Chevron USA, Inc. Project), VRDN,
                                            3.85% due 6/01/2023 (a)                                                  100
                AAA       Aaa       2,000   Mississippi Hospital Equipment and Facilities Authority
                                            Revenue Bonds (Mississippi Baptist Medical Center),
                                            Series A, 7.50% due 5/01/2000 (c)(h)                                   2,289
                NR*       P1        1,000   Perry County, Mississippi, PCR, Refunding (Leaf River
                                            Forest Project), VRDN, 3.85% due 3/01/2002 (a)                         1,000

Missouri--0.7%  AAA       Aaa       3,000   Kansas City, Missouri, Airport Revenue Bonds (General
                                            Improvement Project), Capital Guaranty, Series B, 6.875%
                                            due 9/01/2014                                                          3,254


Montana--0.5%   AAA       Aaa       2,185   Forsyth, Montana, PCR, Refunding (Puget Sound Power
                                            and Light), AMT, Series B, 7.25% due 8/01/2021 (d)                     2,380


Nebraska--2.2%  AAA       Aaa      11,850   Nebraska Public Power Distribution, Revenue Bonds
                                            (Electric Systems), Series A, 5.25% due 1/01/2022 (c)                 10,751


Nevada--1.5%    AAA       Aaa       5,000   Clark County, Nevada, Passenger Facility Revenue Bonds
                                            (Las Vegas Macarran International Airport), AMT,
                                            Series A, 5.75% due 7/01/2023 (c)(k)                                   4,610
                AAA       Aaa       3,000   Washoe County, Nevada, Water Facility Revenue Bonds
                                            (Sierra Pacific Power), AMT, 6.65% due 6/01/2017 (c)                   3,153


New Jersey--                                New Jersey State Housing and Mortgage Finance Agency
7.6%                                        Revenue Bonds (Home Buyer), AMT (c):
                AAA       Aaa       3,390     Series B, 7.90% due 10/01/2022                                       3,627
                AAA       Aaa       5,905     Series D, 7.70% due 10/01/2029                                       6,228
                AAA       Aaa       5,000     Series K, 6.375% due 10/01/2026                                      5,112
                AAA       Aaa      25,000   New Jersey State Transportation Trust Fund Authority,
                                            Refunding (Transportation Systems), Series A, 5%
                                            due 6/15/2015 (c)                                                     22,630


New Mexico--    AAA       Aaa       2,375   Albuquerque, New Mexico, Airport Revenue Bonds, AMT,
1.0%                                        Series A, 6.60% due 7/01/2016 (d)                                      2,496
                AAA       Aaa       2,300   Santa Fe, New Mexico, Revenue Bonds, Series A, 6.30%
                                            due 6/01/2024 (d)                                                      2,342


New York--      AAA       Aaa       2,000   Metropolitan Transportation Authority, New York, Service
11.4%                                       Contract Revenue Refunding Bonds (Transportation
                                            Facilities), Series L, 7.50% due 7/01/2017 (d)                         2,200
                                            New York City, New York, GO, UT:
                BBB+      Baa1      3,235     Series B, 8.25% due 6/01/2002                                        3,674
                BBB+      Baa1      3,000     Series D, 9.50% due 8/01/2002                                        3,613
                                            New York City, New York, Municipal Water Finance Authority,
                                            Water and Sewer System Revenue Bonds:
                AAA       Aaa      12,000     Registered IRS, 5.35% due 6/15/2012 (c)(i)                          11,239
                AAA       VMIG1++   6,300     VRDN, Series C, 3.90% due 6/15/2023 (a)(b)                           6,300
                                            New York State Dormitory Authority Revenue Bonds,
                                            Series A:
                BBB+      Baa1      4,450     (Court Facilities Lease), 5.25% due 5/15/2021                        3,798
                BBB+      Baa1      2,600     Refunding (State University Educational Facilities),
                                              5.875% due 5/15/2017                                                 2,493

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                S&P       Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
New York                                    New York State Energy Research and Development Authority,
(concluded)                                 PCR, VRDN (a):
                NR*       P1      $ 9,800     (Niagara Mohawk Power Corp. Project), 3.80% due 12/01/2025        $  9,800
                A1+       NR*         300     (Niagara Mohawk Power Corp. Project), AMT, Series B,
                                              4.40% due 7/01/2027                                                    300
                A1+       VMIG1++   5,100     Refunding (New York Electric & Gas), Series B, 3.80%
                                              due 2/01/2029                                                        5,100
                AAA       Aaa       4,710   New York State Medical Care Facilities Finance Agency
                                            Revenue Bonds (Saint Francis Hospital Project), Series A,
                                            7.625% due 11/01/2021 (b)                                              5,237
                BBB       Baa1      1,500   New York State Urban Development Corporation, State
                                            Facilities Revenue Bonds, 7.50% due 4/01/2020                          1,629


North Dakota    AAA       Aaa       3,000   Bismarck, North Dakota, Hospital Revenue Refunding
--0.7%                                      and Improvement Bonds (Medical Center One, Inc.), 7.50%
                                            due 5/01/2013 (e)                                                      3,303


Ohio--1.1%      AAA       Aaa       2,500   North Canton, Ohio, City School District, Improvement
                                            Bonds, UT, 6.70% due 12/01/2019 (d)                                    2,752
                AAA       Aaa       2,150   Ohio State Air Quality Development Authority, PCR,
                                            Refunding (Ohio--Edison), Series A, 7.45% due 3/01/2016 (b)            2,385


Oklahoma--0.2%  AAA       Aaa         925   Muskogee County, Oklahoma, Home Financing Authority,
                                            S/F Mortgage Revenue Refunding Bonds, Series A, 7.60%
                                            due 12/01/2010 (b)                                                       988


Pennsylvania    AAA       Aaa       4,000   Pennsylvania State Higher Educational Assistance
--0.9%                                      Agency, Student Loan Revenue Bonds, AMT, 7.437% due
                                            3/01/2020 (c)                                                          4,243
                NR*       VMIG1++     100   Pennsylvania State Higher Educational Facilities
                                            Authority, College and University Revenue Bonds
                                            (Temple University), VRDN, 4.10% due 10/01/2009 (a)                      100

Rhode           AAA       Aaa      10,000   Rhode Island Depositors Economic Protection Corporation,
Island--2.0%                                Special Obligation Refunding Bonds, Series A, 5.75%
                                            due 8/01/2019 (f)                                                      9,562


South           A1+       VMIG1++     900   Berkeley County, South Carolina, Pollution Control
Carolina--4.8%                              Facilities Revenue Refunding Bonds (Amoco Chemical
                                            Co. Project), VRDN, 3.80% due 7/01/2012 (a)                              900
                AAA       Aaa      20,000   South Carolina State Public Service Authority
                                            Revenue Bonds (Santee Cooper), Series D, 6.50%
                                            due 7/01/2002 (d)(h)                                                  22,419


South           AAA       Aaa       8,000   South Dakota State Health and Educational Facilities
Dakota--1.8%                                Authority, Revenue Refunding Bonds (McKennan Hospital),
                                            Series A, 7.625% due 7/01/2014 (c)                                     8,864


Tennessee--1.7% AAA       Aaa       2,250   Chattanooga-Hamilton County, Tennessee, Hospital
                                            Authority, Revenue Refunding Bonds (Erlanger
                                            Medical Center), 5.50% due 10/01/2013 (f)                              2,129
                AAA       Aaa       5,450   Mount Juliet, Tennessee, Public Building Authority
                                            Revenue Bonds (Madison Suburban Utility District Loan),
                                            Series B, 7.80% due 2/01/2019 (c)                                      6,535


Texas--7.2%     A1+       VMIG1++   2,200   Brazos River Authority, Texas, PCR, Collateralized
                                            (Texas Utilities Electric Company), VRDN, AMT, Series C,
                                            4.45% due 6/01/2030 (a)                                                2,200
                AAA       Aaa       3,000   Brazos River Authority, Texas, Revenue Refunding
                                            Bonds (Collateral--Houston Light and Power Company
                                            Project), Series C, 8.10% due 5/01/2019 (e)                            3,328
                A1+       VMIG1++   1,000   Gulf Coast Waste Disposal Authority, Texas, Solid
                                            Waste Disposal Revenue Refunding Bonds (Amoco Oil
                                            Company Project), VRDN, AMT, 4% due 8/01/2023 (a)                      1,000
                A1        VMIG1++   2,500   Harris County, Texas, Industrial Development Corporation,
                                            Solid Waste Disposal Revenue Bonds (Deer Park Limited
                                            Partnership), VRDN, AMT, Series A, 4.05% due 2/01/2023 (a)             2,500
                AAA       Aaa       6,580   Harris County, Texas, Toll Road Revenue Refunding Bonds,
                                            Senior Lien, 5.30% due 8/15/2013 (d)                                   6,166
                AAA       Aaa       5,000   Houston, Texas, Water and Sewer System, Revenue Refunding
                                            Bonds (Junior Lien), Series C, 6.375% due 12/01/2017 (d)               5,121
                NR*       VMIG1++     700   Southwest Higher Education Authority Incorporated, Texas,
                                            Revenue Refunding Bonds (Southern Methodist University),
                                            Crossover Series, VRDN, 3.75% due 7/01/2015 (a)                          700
                AAA       Aaa       3,500   Texas State Turnpike Authority, Dallas North Thruway,
                                            Revenue Refunding Bonds, 5% due 1/01/2020 (d)                          3,042
                AAA       Aaa      10,475   Texas Water Resource Finance Authority Revenue Bonds,
                                            7.50% due 8/15/2013 (d)                                               11,150

Utah--1.1%      AA        Aa        5,000   Intermountain Power Agency, Utah, Power Supply Revenue
                                            Bonds, Series B, 7% due 7/01/2021                                      5,307


Vermont--1.8%   AAA       Aaa       8,150   Vermont HFA, Home Mortgage Purchase Revenue Bonds,
                                            AMT, Series B, 7.60% due 12/01/2024 (c)                                8,689


Virginia--3.5%  AAA       Aaa       6,000   Loudoun County, Virginia, COP, GO, 6.80% due 3/01/2014 (f)             6,474
                AAA       Aa2       1,000   Peninsula Ports Authority, Virginia, Revenue Refunding
                                            Bonds (Port Facility--Shell Oil Company Project), UPDATES,
                                            Series A, 3.90% due 12/01/2005                                         1,000
                                            Virginia State, HDA, Commonwealth Mortgage, AMT:
                AAA       Aaa       5,000     Series A, Sub-Series A-4, 6.45% due 7/01/2028 (c)                    5,038
                AA+       Aa        5,000     Series B, Sub-Series B-3, 6.75% due 7/01/2021                        5,070


                Total Investments (Cost--$501,442)--106.3%                                                       519,229

                Liabilities in Excess of Other Assets--(6.3%)                                                    (30,564)
                                                                                                                --------
                Net Assets--100.0%                                                                              $488,665
                                                                                                                ========

             (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
             (b)FGIC Insured.
             (c)MBIA Insured.
             (d)AMBAC Insured.
             (e)BIG Insured.
             (f)FSA Insured.
             (g)FNMA/GNMA Collateralized.
             (h)Prerefunded.
             (i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
             (j)Escrow to Maturity.
             (k)FHA Insured.
             (l)GNMAInsured.
             (m)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.


                See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of July 31, 1995
Assets:             Investments, at value (identified cost--$501,441,863) (Note 1a)                         $519,229,362
                    Cash                                                                                         469,636
                    Receivables:
                      Securities sold                                                      $ 12,453,993
                      Interest                                                                6,344,555       18,798,548
                                                                                           ------------
                    Prepaid expenses and other assets                                                             31,820
                                                                                                            ------------
                    Total assets                                                                             538,529,366
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                   48,995,322
                      Dividends (Note 1e)                                                       562,768
                      Investment adviser (Note 2)                                               208,429       49,766,519
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        97,741
                                                                                                            ------------
                    Total liabilities                                                                         49,864,260
                                                                                                            ------------

Net Assets:         Net assets                                                                              $488,665,106
                                                                                                            ============


Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (6,000 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $150,000,000
                      Common Stock, par value $.10 per share (29,007,770 shares
                      issued and outstanding)                                              $  2,900,777
                    Paid-in capital in excess of par                                        319,102,131
                    Undistributed investment income--net                                      3,715,974
                    Accumulated realized capital losses on investments--net
                    (Note 6)                                                                 (3,148,507)
                    Accumulated distributions in excess of realized capital
                    gains--net                                                               (1,692,768)
                    Unrealized appreciation on investments--net                              17,787,499
                                                                                           ------------
                    Total--Equivalent to $11.67 net asset value per share of
                    Common Stock (market price--$10.25)                                                      338,665,106
                                                                                                            ------------
                    Total capital                                                                           $488,665,106
                                                                                                            ============

                   *Auction Market Preferred Stock.


STATEMENT OF OPERATIONS
                    For the Six Months Ended July 31, 1995
Investment          Interest and amortization of premium and discount earned                                $ 15,178,899
Income (Note 1d):


Expenses:           Investment advisory fees (Note 2)                                     $   1,214,570
                    Commission fees (Note 4)                                                    190,501
                    Transfer agent fees                                                          60,085
                    Professional fees                                                            41,423
                    Accounting services (Note 2)                                                 32,658
                    Printing and shareholder reports                                             31,655
                    Directors' fees and expenses                                                 21,104
                    Listing fees                                                                 16,874
                    Custodian fees                                                               16,831
                    Pricing fees                                                                  8,459
                    Other                                                                        16,438
                                                                                           ------------
                    Total expenses                                                                             1,650,598
                                                                                                            ------------
                    Investment income--net                                                                    13,528,301
                                                                                                            ------------


Realized &          Realized gain on investments--net                                                          1,556,200
Unrealized          Change in unrealized appreciation on investments--net                                     13,021,895
Gain on                                                                                                     ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 28,106,396
--Net                                                                                                       ============
(Notes 1b,
1d & 3):

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                    Increase (Decrease) in Net Assets:                                    July 31, 1995    Jan. 31, 1995
Operations:         Investment income--net                                                 $ 13,528,301     $ 27,881,785
                    Realized gain (loss) on investments--net                                  1,556,200       (4,704,132)
                    Change in unrealized appreciation on investments--net                    13,021,895      (44,946,070)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          28,106,396      (21,768,417)
                                                                                           ------------     ------------


Dividends &         Investment income--net:
Distributions to      Preferred Stock                                                        (2,958,300)      (4,542,390)
Shareholders          Common Stock                                                          (10,605,183)     (22,948,395)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                                   --       (1,651,828)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --       (1,692,768)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (13,563,483)     (30,835,381)
                                                                                           ============     ============


Net Assets:         Total increase (decrease) in net assets                                  14,542,913      (52,603,798)
                    Beginning of period                                                     474,122,193      526,725,991
                                                                                           ------------     ------------
                    End of period*                                                         $488,665,106     $474,122,193
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  3,715,974     $  3,751,156
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios
                    have been derived from information provided   For the Six
                    in the financial statements.                  Months Ended
                                                                    July 31,         For the Year Ended January 31,
                    Increase (Decrease) in Net Asset Value:          1995+++++   1995      1994        1993        1992
Per Share           Net asset value, beginning of period           $  11.17   $  12.99   $  12.29   $  11.96    $  11.45
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .47        .96       1.01       1.06        1.09
                    Realized and unrealized gain (loss) on
                    investments--net                                    .50      (1.71)      1.09        .68         .71
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .97       (.75)      2.10       1.74        1.80
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                           (.37)      (.79)      (.85)      (.91)       (.84)
                      Realized gain on investments--net                  --       (.06)      (.43)      (.35)       (.20)
                      In excess of realized gain on
                      investments--net                                   --       (.06)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions to
                    Common Stock shareholders                          (.37)      (.91)     (1.28)     (1.26)      (1.04)
                                                                   --------   --------   --------   --------    --------
                    Effect of Preferred Stock activity:
                      Investment income--net                           (.10)      (.16)      (.12)      (.15)       (.25)
                                                                   --------   --------   --------   --------    --------
                    Total effect of Preferred Stock activity           (.10)      (.16)      (.12)      (.15)       (.25)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $  11.67   $  11.17   $  12.99   $  12.29    $  11.96
                                                                   ========   ========   ========   ========    ========
                    Market price per share, end of period          $  10.25   $  10.25   $ 13.125   $  13.25    $ 12.625
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on market price per share                   3.47%+++ (14.88%)     9.28%     16.27%      21.23%
Return:**                                                          ========   ========   ========   ========    ========
                    Based on net asset value per share                8.10%+++  (6.27%)    16.61%     13.84%      14.09%
                                                                   ========   ========   ========   ========    ========


Ratios to           Expenses                                           .68%*      .69%       .68%       .69%        .70%
Average                                                            ========   ========   ========   ========    ========
Net Assets:***      Investment income--net                            5.58%*     5.76%      5.54%      6.13%       6.41%
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                   $338,665   $324,122   $376,726   $350,843    $335,268
                                                                   ========   ========   ========   ========    ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                 $150,000   $150,000   $150,000   $150,000    $150,000
                                                                   ========   ========   ========   ========    ========
                    Portfolio turnover                               54.77%     60.88%     41.61%     34.42%      70.17%
                                                                   ========   ========   ========   ========    ========

Dividends Per       Series A--Investment income--net               $    527   $    752   $    597   $    749    $  1,135
Share On            Series B--Investment income--net                    458        764        608        733       1,085
Preferred Stock     Series C--Investment income--net                    494        755        580        735       1,095
Outstanding:++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a four-for-one stock split.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding during the period.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a newly organized, non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflected the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 1995 were $256,485,401 and $260,900,915, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:


                                    Realized     Unrealized
                                 Gains (Losses)     Gains

Long-term investments             $ 3,783,244   $ 17,773,595
Short-term investments                  3,450         13,904
Financial futures contracts        (2,230,494)            --
                                  -----------   ------------
Total                             $ 1,556,200   $ 17,787,499
                                  ===========   ============


As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $17,787,499, of which $20,419,968 related to appreciated securities and $2,632,469 related to depreciated securities. The aggregate cost of investments at July 31, 1995 for Federal income tax purposes was $501,441,863.

4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without the approval of the holders of Common Stock.

For the six months ended July 31, 1995, shares issued and out-standing remained constant at 29,007,770. At July 31, 1995, total paid-in-capital amounted to $322,002,908.

Preferred Stock
The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at July 31, 1995 were as follows: Series A, 3.86%; Series B, 3.65%; and Series C, 3.50%.

For the six months ended July 31, 1995, there were 6,000 AMPS shares authorized, issued, and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $70,001.

The Fund pays commissions to certain broker-dealers at the end of each auction at the annual rate of one-quarter of 1% calculated on the proceeds of each auction. For the six months ended July 31, 1995, MLPF&S, an affiliate of FAM, received $113,092 as commissions.

5. Subsequent Event:
On August 11, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.060033 per share, payable on August 30, 1995 to shareholders of record as of Auust 23, 1995.

6. Capital Loss Carryforward:
At January 31, 1995, the Fund had a net capital loss carryforward of approximately $614,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



PER SHARE INFORMATION

Per Share
Selected Quarterly
Financial Data*
                                                                                                  Dividends/Distributions
                                                     Net        Realized   Unrealized         Net Investment
                                                  Investment     Gains       Gains                Income            Capital
For the Quarter                                     Income      (Losses)    (Losses)        Common    Preferred      Gains
August 1, 1993 to October 31, 1993                   $.25        $ .11       $  .31         $.22         $.03          --
November 1, 1993 to January 31, 1994                  .25          .07          .01          .21          .03         $.43
February 1, 1994 to April 30, 1994                    .23          .12        (1.48)         .20          .03          --
May 1, 1994 to July 31, 1994                          .24         (.13)         .25          .20          .04          --
August 1, 1994 to October 31, 1994                    .25          .01         (.81)         .20          .04          --
November 1, 1994 to January 31, 1995                  .24         (.16)         .49          .19          .05          .12
February 1, 1995 to April 30, 1995                    .23          .03          .30          .19          .05          --
May 1, 1995 to July 31, 1995                          .24          .02          .15          .18          .05          --

                                                           Net Asset Value                  Market Price**
For the Quarter                                          High           Low              High           Low        Volume***
August 1, 1993 to October 31, 1993                     $13.56         $12.92           $13.625        $12.75         1,760
November 1, 1993 to January 31, 1994                    13.33          12.74            13.375         12.375        2,084
February 1, 1994 to April 30, 1994                      12.96          11.26            13.125         10.75         2,600
May 1, 1994 to July 31, 1994                            12.05          11.32            11.125         10.50         2,603
August 1, 1994 to October 31, 1994                      11.77          10.95            11.00           9.25         4,260
November 1, 1994 to January 31, 1995                    11.17          10.28            10.375          8.75         7,462
February 1, 1995 to April 30, 1995                      11.82          11.20            11.00          10.375        3,205
May 1, 1995 to July 31, 1995                            12.26          11.48            10.875         10.25         3,665

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.